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                                                                   EXHIBIT 10.39

                        INDEMNITY AND GUARANTY AGREEMENT

          THIS INDEMNITY AND GUARANTY AGREEMENT (this "AGREEMENT"), made as of the 25th day of August, 2006, by OLD LINE BANCSHARES, INC., a Maryland corporation, having an address at 1525 Pointer Ridge Place, 4th Floor, Bowie, Maryland 20716 ("Old Line") and by J. WEBB, INC., a Virginia corporation, having an address at 1525 Pointer Ridge Place, Suite 301, Bowie, Maryland 20716 ("Web") and by LUCENTE ENTERPRISES INCORPORATED, a Maryland corporation, having an address at 1525 Pointer Ridge Place, Suite 225, Bowie, Maryland 20716 ("Lucente"; Old Line, Webb and Lucente being referred to herein collectively as "Indemnitor") in favor of PRUDENTIAL MORTGAGE CAPITAL COMPANY, LLC, having an address at 100 Mulberry Street, 8th Floor, Gateway Center Four, Newark, New Jersey 07102-4069 ("LENDER").

                                   WITNESSETH:

          WHEREAS, Pointer Ridge Office Investment, LLC ("BORROWER"), has obtained a loan in the principal amount of SIX MILLION SIX HUNDRED TWENTY THOUSAND and 00/100 DOLLARS ($6,620,000.00) Dollars (the "LOAN") from Lender; and

          WHEREAS, the Loan is evidenced by an Amended and Restated Promissory Note dated of even date herewith (the "NOTE"), executed by Borrower and payable to the order of Lender in the stated principal amount of the Loan and is secured by an Amended and Restated Deed of Trust and Security Agreement dated of even date herewith (the "SECURITY INSTRUMENT") from Borrower, as grantor, to Lender, as beneficiary, encumbering that certain real property situated in the City of Bowie, Prince George's County, State of Maryland, as more particularly described on Exhibit A attached hereto and incorporated herein by this reference, together with buildings, structures and other improvements being hereinafter collectively referred to as the "SECURITY PROPERTY") and by other documents and instruments (the Note, the Security Instrument and such other documents and instruments evidencing and/or securing the Loan, as the same may from time to time be amended, consolidated renewed or replace, being collectively referred to herein as the "LOAN DOCUMENTS") and

          WHEREAS, as a condition to making the Loan to Borrower, Lender has required that Indemnitor indemnify Lender from and against and guarantee payment to Lender of those items for which Borrower is personally liable and for which Lender has recourse against Borrower under the terms of the note and the Security Instrument; and

          WHEREAS, each of the parties comprising Indemnitor is the holder of a direct or indirect beneficial interest in Borrower, the extension of the Loan to Borrower is of substantial benefit to Indemnitor and therefore, Indemnitor desires to indemnify Lender from and against and guarantee payment to Lender of those items for which Borrower is personally liable and for which Lender has recourse against Borrower under the terms of the Note and the Security Instrument.

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          NOW, THEREFORE, to induce Lender to extend the Loan to Borrower and in consideration of the foregoing premises and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Indemnitor covenants and agrees for the benefit of Lender, as follows:

     1. Indemnity and Guaranty. Indemnitor hereby assumes, liability for, hereby guarantees payment to Lender of, hereby agrees to pay, protect, defend and save Lender harmless from and against, and hereby indemnifies Lender from and against any and all liabilities, obligations, losses, damages, costs, fees, expenses, claims, demands, settlements, awards and judgments of any nature or description whatsoever (including, without limitation, legal fees and costs, as well as other expenses incurred in connection with the defense of any actual or threatened action, proceeding or claim) (collectively, "COSTS") incurred, suffered or sustained by Lender resulting from any acts, omissions or alleged acts or omissions arising out of or relating to, or otherwise arising out of or relating to, any one or more of the following items:

          (a) The misapplication or misappropriation by Borrower of any or all money collected, paid or received, or to which Borrower is entitled, relating to the Loan or the Security Property, including, but not limited to, insurance proceeds, condemnation awards, lease security and other deposits and rent;

          (b) Rents, issues, profits and revenues of all or any portion of the Security Property received or applicable to a period after the occurrence of any Event of Default or after any event which, with the giving of notice and/or the passage of time, would constitute an event of default under the Loan Documents, which are not applied to pay first (a) real estate taxes and other charges which, if unpaid, could result in liens superior to that of the Security Instrument and (b) premiums on insurance policies required under the Loan Documents and second, the other oridanry and necessary expenses of owning and operating the Security Property;

          (c) Waste committed on the Security Property or damage to the Security Property as a result of intentional misconduct or gross negligence or the removal of all or any portion of the Security Property in violation of the terms of the Loan Documents;

          (d) Fraud or material misrepresentation or failure to disclose a material fact (including, without limitation, with respect to any such fraud, misrepresentation or failure to disclose in any materials delivered to Lender) by Borrower, Indemnitor or the applicant under the application for the Loan or by any other person or entity authorized or apparently authorized to make statements or representations on behalf of Borrower, Indemnitor or the Loan applicant in connection with the Loan application, Loan closing or security of or for the Loan, or otherwise in connection with the Security Property or the Loan, which personal liability, notwithstanding any provision in this Section to the contrary, shall be equal to all sums then outstanding pursuant to the Loan Documents (including,, but not limited to, principal and accrued interest) and, to the extent not then outstanding pursuant to the Loan Documents, any fees, costs, expenses, losses or damages incurred or suffered by Lender (including, but not limited to, legal fees and costs) by reason of such fraud, material misrepresentation or failure to disclose;

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          (e)  The filing of any petition for bankruptcy, reorganization or arrangement pursuant to state or federal bankruptcy law, or any similar federal or state law, by any one or more persons or entities within the Owner Group (other than Borrower or Indemnitor) against Borrower or any Indemnitor or if any proceeding seeking the dissolution or liquidation of Borrower or any Indemnitor shall be commenced by any one or more persons or entities within the Owner Group (other than Borrower or Indemnitor). As used herein "Owner Group" means collectively, Borrower, Indemnitor and any entity or individual which or who, directly or indirectly owns, controls or holds the power to vote twenty (20%) percent or more of the voting securities or other equity interest in Borrower; and/or

          (f) The failure by Borrower to maintain its status as a single purpose and, if applicable, bankruptcy remote entity as required by the Loan Documents.

          Notwithstanding anything to the contrary above or otherwise in the Loan Documents: in the event that: (A) payment of the first full installment of the Monthly Payment Amount (as defined in the Note) (together with all reserves required under the Loan Documents) is mot paid when due; (B) Borrower fails to obtain Lender's prior written consent to any subordinate financing or other voluntary lien encumbering the Security Property or direct or indirect interests in Borrower; (C) Borrower fails to obtain Lender's prior written consent to any assignment, transfer or conveyance of the Security Property or any portion thereof or any interest therein or directly or indirectly in Borrower as required by the Loan Documents; or (D) any petition for bankruptcy, reorganization or arrangement pursuant to state or federal bankruptcy law, or any similar federal or state law, shall be filed or consented to, or acquiesced in by, Borrower or any Indemnitor, or Borrower or any Indemnitor seeks (or consent to, or acquiesces in) the appointment of a receiver, liquidator or trustee, or any proceeding for the dissolution or liquidation of Borrower or any Indemnitor, then (i) the Loan shall be fully recourse to Indemnitor; and
(ii)Lender shall not be deemed to have waived any right which Lender may have under Section 506(a), 506 (b), 1111(b) or any other provisions of the U.S. Bankruptcy Code as same may be amended or replaced to file a claim for the full amount of the Loan or to require that all collateral shall continue to secure all of the indebtedness owing to Lender in accordance with the Loan Documents.

          This is a guaranty of payment and performance and not of collection. The liability of Indemnitor under this Agreement shall be direct and immediate and not conditional or contingent upon the pursuit of any remedies against Borrower or any other person (including, without limitation other guarantors, if any), nor against the collateral for the Loan. Indemnitor waives any right to require that an action be brought against Borrower or any other person or to require that resort be had to any collateral for the Loan or to any balance of any deposit account or credit on the books of Lender in favor of Borrower or any other person. In the event, on account of the Bankruptcy Reform Act of 1978, as amended, or any other debtor relief law (whether statutory,

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common law, case law or otherwise) of any jurisdiction whatsoever, now or hereafter in effect, which may be or become applicable, Borrower shall be relieved of or fail to incur any debt, obligation or liability as provided in the Loan Documents, Indemnitor shall nevertheless be fully liable therefore. In the event of a default under the Loan Documents, which is not cured within any applicable grace or cure period, Lender shall have the right to enforce its rights, powers and remedies (including, without limitation, foreclosure of all or any portion of the collateral for the Loan) thereunder or hereunder, in any order, and all rights, powers and remedies available to Lender in such event shall be non-exclusive and cumulative of all other rights, powers and remedies provided thereunder or hereunder or by law or in equity. If the indebtedness and obligations guaranteed hereby are partially paid or discharged by reason of the exercise of any of the remedies available to Lender, this Agreement shall nevertheless remain in full force and effect, and Indemnitor shall remain liable for all remaining indebtedness and obligations guaranteed hereby, even though any rights which Indemnitor may have against Borrower may be destroyed or diminished by the exercise of any such remedy.

     2. Indemnification Procedures

          (a) If any action shall be brought against Lender based upon any of the matters for which Lender is indemnified hereunder, Lender shall notify Indemnitor in writing thereof and Indemnitor shall promptly assume the defense thereof, including without limitation, the employment of counsel acceptable to Lender and the negotiation of any settlement; provided, however, that any failure of Lender to notify Indemnitor of such matter shall not impair or reduce the obligations of Indemnitor (which expense shall be included in Costs), to employ separate counsel in any such action and to participate in the defense thereof. In the event Indemnitor shall fail to discharge or undertake to defend Lender against any claim, loss or liability for which Lender is indemnified hereunder, Lender may, at its sole option and election, defend or settle such claim, loss or liability. The liability of Indemnitor to Lender hereunder shall be conclusively established by any resulting award, judgment or settlement, provided that with respect to a settlement made in good faith, the amount of such liability shall include both the settlement consideration and the costs and expenses, including, without limitation, attorneys' fees and disbursements, incurred by Lender in effecting such settlement. In such event, such settlement consideration, costs and expenses shall be included in Costs and Indemnitor shall pay the same as hereinafter provided. Lender's good faith in any such settlement shall be conclusively established if the settlement is made on the advise of independent legal counsel for Lender.

          (b)  Indemnitor shall not, without the prior written consent of
               Lender: (i) settle or compromise any action, suit, proceeding or claim or consent to the entry of any judgment that does not include as an unconditional term thereof the delivery by the claimant or plaintiff to Lender of a full and complete written release of Lender (in form, scope and substance satisfactory to Lender in its sole discretion) from all liability in respect of such action, suit proceeding or claim and a dismissal with prejudice of such action, suit, proceeding or claim; or (ii) settle or compromise any action, suit, proceeding or claim in any manner that may adversely affect Lender or obligate Lender to pay any sum or perform any obligation as determined by Lender in its sole discretion.

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          (c)  All Costs shall be immediately reimbursable to Lender when and as incurred and, in the event of any litigation, claim or other proceeding, without any requirement of waiting for the ultimate outcome of such litigation, claim or other proceeding, and Indemnitor shall pay to Lender any and all Costs within ten (10 days after written notice from Lender itemizing the amounts thereof incurred to the date of such notice. In addition to any other remedy available for the failure of Indemnitor to periodically pay such Costs, such Costs, if not paid within said ten-day period, shall bear interest at the Default Interest Rate (as defined in the Note).

     3. Reinstatement of Obligations. If at any time all or any part of any payment made by Indemnitor or received by Lender from Indemnitor under or with respect to this Agreement is or must be rescinded or returned for any reason whatsoever (including, but not limited to, the insolvency, bankruptcy or reorganization of Indemnitor of Borrower), then the obligations of Indemnitor hereunder shall, to the extent of the payment rescinded or returned, be deemed to have continued in existence, notwithstanding such previous payment made by Indemnitor, or receipt of payment by Lender, and the obligations of Indemnitor hereunder shall continue to be effective or be reinstated, as the case may be, as to such payment, all as though such previous payment by Indemnitor had never been made.

     4. Waivers by Indemnitor. To the extent permitted by law, Indemnitor hereby waives and agrees not to assert or take advantage of:

          (a) Any right to require Lender to proceed against Borrower or any other person or to proceed against or exhaust any security held by Lender at any time or to pursue any other remedy in Lender's power or under any other agreement before proceeding against Indemnitor hereunder;

          (b) The defense of the statute of limitations in any action hereunder;

          (c) Any defense that may arise by reason of the incapacity, lack of authority, death or disability of any other person or persons or the failure of Lender to file or enforce a claim against the estate (in administration, bankruptcy or any other proceeding) of any other person or persons;

          (d) Demand, presentment for payment notice of nonpayment intent to accelerate, acceleration, protest, notice of protest and all other notices of any kind, or the lack of any thereof, including, without limiting the generality of the foregoing, notice of the existence, creation or incurring of any new or additional indebtedness or obligation or of any action or non- action on the part of Borrower, Lender, any endorser or creditor of Borrower or of Indemnitor or on the part of any other person whomsoever under this or any other instrument in connection with any obligation or evidence of indebtedness held by Lender;

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          (e)  Any defense based upon an election of remedies by Lender;

          (f) Any right or claim or right to cause a marshalling of the assets of Indemnitor;

          (g) Any principle or provision of law, statutory or otherwise, which is or might be in conflict with the terms and provisions of this Agreement;

          (h) Any duty on the part of Lender to disclose to Indemnitor any facts Lender may now or hereafter know about Borrower or the Security Property, regardless of whether Lender has reason to believe that any such facts materially increase the risk beyond that which Indemnitor intends to assume or has reason to believe that such facts are unknown to Indemnitor or has a reasonable opportunity to communicate such facts to Indemnitor, it being understood and agreed that Indemnitor is fully responsible for being and keeping informed of the financial condition of Borrower, of the condition of the Security Property and of any and all circumstances bearing on the risk that liability may be incurred by Indemnitor hereunder;

          (i) Any lack of notice of disposition or of manner of disposition of any collateral for the Loan;

          (j) Any invalidity, irregulatiry or unenforceability, in whole or in part, of any one or more of the Loan Documents;

          (k) Any lack of commercial reasonableness in dealing with the collateral for the Loan;

          (l) Any deficiencies in the collateral for the Loan or any deficiency in the ability of Lender to collect or to obtain performance from any persons or entities now or hereafter liable for the payment and performance of any obligation hereby guaranteed;

          (m) Any assertion or claim that the automatic stay provided by 11 U.S. C. Section 362 (arising upon the voluntary or involuntary bankruptcy proceeding of Borrower) or any other stay provided under any other debtor relief law (whether statutory, common law, case law or otherwise) of any jurisdiction whatsoever, now or hereafter in effect, which may be or become applicable, shall operate or be interpreted to stay, interdict, condition, reduce or inhibit the ability of Lender to enforce any of its rights, whether now or hereafter required, which Lender may have against Indemnitor or the collateral for the Loan;

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          (n)  Any modification of the Loan Documents or any obligation of
               Borrower relating to the Loan by operation of law or by action of any court, whether pursuant to the Bankruptcy Reform Act of 1978, as amended, or any other debtor relief law (whether statutory, common law, case law or otherwise) of any jurisdiction whatsoever, now or hereafter in effect, or otherwise; and

          (o) Any action, occurrence, event or matter consented to by Indemnitor under Section 5(h) hereof, under any other provision hereof, or otherwise.

     5. General Provisions

          (a) Fully Recourse. All of the terms and provisions of this Agreement are recourse obligation of Indemnitor and not restricted by any limitation on personal liability.

          (b) Unsecured Obligations. Indemnitor hereby acknowledges that Lender's appraisal of the Security Property is such that Lender is not willing to accept the consequences of the inclusion of Indemnitor's indemnity set forth herein among the obligations secured by Security Instrument and the other Loan Documents and that Lender would not make the Loan but for the unsecured personal liability undertaken by Indemnitor herein.

          (c) Survival. This Agreement shall be deemed to be continuing in nature and shall remain in full force and effect and shall survive the exercise of any remedy by Lender under the Security Instrument or any of the other Loan Documents, including, without limitation, any foreclosure or deed in lieu thereof, even if, as part of such remedy, the Loan is paid or satisfied in fully.

          (d) No Subrogation; no Recorce Against Lender. Notwithstanding the satisfaction by Indemnitor of any liability hereunder, Indemniotr shall not have any right of subrogation, contribution, reimbursement or indemnity whatsoever or any right of recourse to or with respect to the assets or property of Borrower or to any collateral for the Loan. In connection with the foregoing, Indemnitor expressly waives any and all rights of subrogation to Lender against Borrower, and indemnitor hereby waives any rights to enforce any remedy which Lender may have against Borrower and any right to participate in any collateral for the Loan. In addition to and without in any way limiting the foregoing, Indemnitor hereby subordinates any and all indebtedness of Borrower now or hereafter owed to Indemnitor to all indebtedness of Borrower to Lender, and agrees with Lender that Indemnitor shall not demand or accept any payment of principal or interest from Borrower, shall not claim any offset or other reduction of Indemnitor's obligations hereunder because of any such indebtedness and shall not take any action to obtain any of the collateral from the Loan. Further, Indemnitor shall not have any right of recourse against Lender by reason of any action Lender may take or omit to take under the provisions of this Agreement or under the provisions of any of the Loan Documents.

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          (e)  Reservation of Rights. Nothing contained in this Agreement shall prevent or in any way diminish or interfere with any rights or remedies, including without limitation, the right to contribution, which Lender may have against Borrower, Indemnitor or any other party under the Comprehensive Environmental Response, Compensation and Liability Act of 1980 (codified at Title 42 U.S.C. Section 9601 et seq.), as it may be amended from time to time, or any other applicable federal, state or local laws, all such rights being hereby expressly reserved.

          (f) Financial Statements; Net Worth. Indemnitor hereby agrees, as a material inducement to Lender to make the Loan to Borrower, to furnish to Lender promptly upon demand by Lender current and dated financial statements detailing the assets and liabilities of Indemnitor certified by Indemnitor, in form and substance acceptable to Lender. Old Line agrees to maintain a net worth of no less than $7,000,000.00. Webb agrees to maintain a net worth of no less than $3,500,000.00. Lucente agrees to maintain a net worth of no less than $1,000,000.00. The failure by any Indemnitor to maintain the net worth for such Indemnitor set forth above shall be deemed an "Event of Default" under the Loan Documents entitling lender to exercise any and all of its remedies thereunder. Indemnitor hereby warrants and represents unto lender that any and all balance sheets, net worth statements and other financial data which have heretofore been given or may hereafter be given to Lender with respect to Indemnitor did or will at the time of such delivery fairly and accurately present the financial condition of Indemnitor.

          (g) Rights Cumulative; Payments. Lender's rights under this Agreement shall be in addition to all rights of Lender under the Note, the Security Instrument and the other Loan Documents. Further, payments made by Indemnitor, under this Agreement shall not reduce in any respect Borrower's obligations and liabilities under the Note, the Security Instrument and the Other Loan Documents.

          (h) No Limitation on Liability. Indemnitor hereby consents and agrees that Lender may at any time and from time to time without further consent from Indemnitor do any of the following events, and the liability of Indemnitor under this agreement shall be conditional and absolute and shall in no way be impaired or limited by any of the following events, whether occurring with or without notice to Indemnitor or with or without consideration: (i) any extensions of time for performance required by any of the Loan Documents or extension or renewal of the Note; (ii) any sale, assignment or foreclosure of the Note, the Security Instrument or any of the other Loan Documents or any sale or transfer of the Security Property;

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               (iii) any change in the composition of Borrower, including without limitation, the withdrawal or removal of Indemnitor from any current or future position of ownership, management or control of Borrower; (iv) the accuracy or inaccuracy of the representations and warranties made by Indemnitor herein or by Borrower in any of the Loan Documents; (v) the release of Borrower or or of any other person or entity from performance or observance of any of the agreements, covenants, terms or conditions contained in any of the Loan Documents by operation of law, Lender's voluntary act or otherwise; (vi) the release or substitution in whole or in part of any security for the Loan;
               (vii) Lender's failure to record the Security Instrument or to file any financing statement (or Lender's improper recording or filing thereof) or to otherwise perfect, protect, secure or insure any lien or security interest given as security for the Loan; (viii) the modification of the terms of any one or more of the Loan Documents; or (ix) the taking or failure to take any action of any type whatsoever. No such action which Lender shall take or fail to take in connection with the Loan Documents or any collateral for the Loan, nor any course of dealing with Borrower or any other person, shall limit, impair or release Indemnitor's obligations hereunder, affect this Agreement in any way or afford Indemnitor any recourse against Lender. Nothing contained in the Section shall be construed to require Lender to take or refrain from taking any action referred to herein.

          (i) Entire Agreement; Amendment; Severability. This Agreement contains the entire agreement between the parties respecting the matters herein set forth and supersedes all prior agreements, whether written or oral, between the parties respecting such matters. Any amendments or modification hereto, in order to be effective, shall be in writing and executed by the parties hereto. A determination that any provision of this Agreement is unenforceable or invalid shall not affect the enforceability or validity of any other provision, and any determination that the application of any provision of this Agreement to any person or circumstance in illegal or unenforceable shall not affect the enforceability or validity of such provision as it may apply to any other persons or circumstances.

          (j) Governing Law; Binding Effect; Waiver of Acceptance. This Agreement shall be governed by and construed in accordance with the laws of the State in which the Security Property is located, except to the extent that the applicability of any such laws may now or hereafter be preempted by Federal law in which case such Federal law shall so govern and be controlling. This Agreement shall bind Indemnitor and the heirs, personal representatives, successors and assigns of Indemnitor and shall inure to the benefit of Lender and their respective heirs, successors and assigns. Notwithstanding the foregoing, Indemnitor shall not assign any of its rights or obligations under this agreement without the prior written consent of Lender, which consent may be withheld by Lender in its sole discretion. Indemnitor hereby waives any acceptance of this Agreement by lender, and this Agreement shall immediately be binding upon Indemnitor.

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          (k)  All notices, demands, requests or other communications to be sent by one party to the other hereunder or required by law shall be in writing and shall be deemed to have been validly given or served by delivery of the same in person to the intended addressee, or by depositing the same with Federal Express or another reputable private courier service for next business day delivery to the intended addressee at its address set forth on the first page of this Agreement or at such other address as may be designated by such party as herein provided, or by depositing the same in the United States mail, postage prepaid, registered or certified mail, return receipt requested, addressed to the intended addressee at its address set forth on the first page of this Agreement or at such other address as may be designated by such party as herein provided, or by depositing the same in the United States mail, postage prepaid, registered or certified mail, return receipt, requested, addressed to the intended addressee at its address set forth on the first page of this Agreement or at such other address as may be designated by such party as herein provided. All notices, demands and requests to be sent to Lender shall be addressed to the attention of the Capital Markets Group - Conduit lending program. All notices, demands and requests shall be effective upon such personal delivery, or one
               (1) business day after being deposited with the private courier service, or two (2) business days after being deposited in the United States mail as required above. Rejection or other refusal to accept or the inability to deliver because of changed address of which no notice was given as herein required shall be deemed to be receipt of the notice, demands or request sent. By giving to the other party hereto at lease fifteen (15) days' prior written notice thereof in accordance with the provisions hereof, the parties hereto shall have right from time to time to change their respective addresses and each shall have the right to specify as its address any other address within the United State of America.

          (l) No Waiver; Time of Essence; Business Day. The failure of any party hereto to enforce any right or remedy hereunder, or to promptly enforce any such right or remedy, shall not constitute a waiver thereof nor give rise to any estoppel against such party nor excuse any of the parties hereto from their respective obligations hereunder. Any waiver of such right or remedy must be in writing and signed by the party to be bound. This Agreement is subject to enforcement at law or in equity, including actions for damages or specific performance. Time is of the essence hereof. The term "business day" as used herein shall mean any day other than a Saturday, Sunday, legal holiday or other day on which commercial bands in the state where the Security Property is located are authorized or required by law to close. All references in this agreement to a "day" or "date" shall be to a calendar day unless specifically referenced as a business day.

          (m) Captions for Convenience. The captions and headings of the sections and paragraphs of this Agreement are for convenience of reference only and shall not be construed in interpreting the provisions hereof.

          (n) Attorney's Fees. In the event it is necessary for Lender to retain the services of an attorney or any other consultants in order to enforce this Agreement or the other Loan Documents, or any portion thereof, to collect any or all of the Costs or to obtain advise of an attorney or other consultant for any other cause or circumstance arising under or with respect to this Agreement Indemnitor agrees to pay to Lender any and all costs and expenses, including, without limitation, attorneys' fees, incurred by Lender as a result thereof and such costs, tees and expenses shall be included in Costs.

          (o) Successive Actions. A separate right of action hereunder shall arise each time Lender acquires knowledge of any matter indemnified or guaranteed by Indemnitor under this Agreement. Separate and successive actions may be brought hereunder to enforce any of the provisions hereof at any time and from time to time. No action hereunder shall preclude any subsequent action and, Indemnitor hereby waives and covenants not to assert any defense in the nature of splitting of causes of action or merger of judgments.

          (p) Reliance. Lender would not make the Loan to Borrower without this Agreement. Accordingly, Indemnitor intentionally and unconditionally enters into the covenants and agreement as set forth above and understands that, in reliance upon and in consideration of such covenants and agreements, the Loan shall be made and, as part and parcel thereof specific monetary and other obligations have been, are being and shall be entered into which would not be made or entered into bu for such reliance.

          (q)  SUBMISSION TO JURISDICTION; WAIVER OF JURY TRIAL.

               (i) INDEMNITOR, TO THE FULL EXTENT PERMITTED BY LAW, AND HEREBY KNOWINGLY, INTENTIONALLY AND VOLUNTARILY, WITH AND UPON THE ADVICE OF COMPETANT COUNSEL, (A) SUBMITS TO PERSONAL JURISDICTION IN THE STATE IN WHICH THE SECURITY PROPERTY IS LOCATED OVER ANY SUIT, ACTION OR PROCEEDING BY ANY PERSON ARISING FROM OR RELATING TO THIS AGREEMENT, (B) AGREES THAT ANY SUCH ACTION, SUIT OR PROCEEDING MAY BE BROUGHT IN ANY STATE OR FEDERAL COURT OF COMPETENT JURISDICTION SITTING OVER THE COUNTY IN WHICH THE SECURITY PROPERTY IS LOCATED,
                    (C) SUBMITS TO THE JURISDICTION OF SUCH COURTS, AND, (D) TO THE

                    FULLEST EXTENT PERMITTED BY LAW, INDEMNITOR AGREES THAT IT WILL NOT BRING ANY ACTION, SUIT OR PROCEEDING IN ANY OTHER FORUM (BUT NOTHING HEREIN SHALL AFFECT THE RIGHT OF LENDER TO BRING ANY ACTION, SUIT OR PROCEEDING IN ANY OTHER FORUM). INDEMNITOR FURTHER CONSENTS AND AGREES TO SERVICE OF ANY SUMMONS, COMPLAINT OR OTHER LEGAL PROCESS IN ANY SUCH SUIT, ACTION OR PROCEEDING BY REGISTERED OR CERTIFIED U.S. MAIL, POSTAGE PREPAID, TO THE INDEMNITOR AT THE ADDRESS FOR NOTICES DESCRIBED IN SECTION 5(k) HEREOF, AND CONSENTS AND AGREES THAT SUCH SERVICE SHALL CONSTITUTE IN EVERY RESPECT VALID AND EFFECTIVE SERVICE (BUT NOTHING HEREIN SHALL AFFECT THE VALIDITY OR EFFECTIVENESS OF PROCESS SERVED IN ANY OTHER MANNER PERMITTED BY LAW).

               (ii) LENDER AND INDEMNITOR, TO THE FULL EXTENT PERMITTED BY LAW,
                    HEREBY KNOWINGLY, INTENTIONALLY AND VOLUNTARILY, WITH AND UPON THE ADVICE OF COMPETENT COUNSEL, WAIVE, RELINQUISH AND FOREVER FORGO THE RIGHT TO A TRIAL BY JURY IN ANY ACTION OR PROCEEDING BASED UPON, ARISING OUT OF, OR IN ANY WAY RELATING TO THIS AGREEMENT OR ANY CONDUCT, ACT OR OMISSION OF LENDER OR INDEMNITOR, OR ANY OF THEIR DIRECTORS, OFFICERS, PARTNERS, MEMBERS EMPLOYEES, AGENTS OR ATTORNEYS, OR ANY OTHER PERSONS AFFILIATED WITH LENDER OR INDEMNITOR, IN EACH OF THE FOREGOING CASES, WHETHER SOUNDING IN CONTRACT, TORT OR OTHERWISE.

          (r) Waiver by Indemnitor. Indemnitor covenants and agrees that, upon the commencement of a voluntary or involuntary bankruptcy proceeding by or against Borrower, Indemnitor shall not seek or cause Borrower or any other person or entity to seek a supplemental stay or other relief, whether injunctive or otherwise, pursuant to 11 U.S.C. 105 or any other provision of the Bankruptcy Reform Act of 1978, as amended, or any other debtor relief law, (whether statutory, common law, case law or otherwise) of any jurisdiction whatsoever, now or hereafter in effect, which may be or become applicable, to stay, interdict, condition, reduce or inhibit the ability of Lender to enforce any rights of Lender against Indemnitor or the collateral for the Loan by virtue of this Agreement or otherwise.

          (s) No Petition. Indemnitor hereby covenants and agrees that it will not at any time institute against Borrower, or join in any institution against Borrower of, any bankruptcy proceedings under any United State Federal or state bankruptcy or similar law.

          (t) Counterparts. This Agreement may by executed in any number of counterparts, each of which shall be effective only upon delivery and thereafter shall be deemed an original, and all of which shall be taken to be one and the same instrument, for the same effect as if all parties hereto had signed the same signature page. Any signature page of this Agreement may be detached from any counterpart of this Agreement without impairing the legal effect of any signatures thereon and may be attached to another counterpart of this Agreement identical in form hereto but having attached to it one or more additional signature pages.

          (u) Joint and Several Liability. Notwithstanding anything to the contrary contained herein except for any conflicting terms and provisions found in Section 5(v) below, the representations, warranties, covenants and agreements made by old line, Webb and Lucente herein, ad the liability of Old Line Webb and Lucente hereunder, are joint and several.

          (v) Limitation on Recovery. The terms and provision of this paragraph control and superseded any conflicting terms and provisions contained in this agreement, including any conflicting terms and provision contained in this Agreement, including any conflicting terms and provisions found in Section 5(u) above.

               (i) it is hereby agreed that the amount recoverable from Old Line, under this agreement (but not the scope or extent of the Costs or other liabilities and obligations guaranteed or indemnified under this Agreement) shall be limited to an amount equal to 50% of all liabilities, Costs and all other amounts, including 100% of the costs of collection, that are guaranteed by Old Line under this Agreement or for which lender is indemnified under this Agreement from time to time arising. Old Line acknowledges that the foregoing limitation on recovery is applicable to each and every event or circumstance resulting in any liability or Cost to Lender and that the intent of Old Line and Lender is to limit the amount of such recovery. Old Line specifically acknowledges that the limitation set forth above is a limitation upon the amount recoverable from Old Line under this Agreement, and that such limitation does not and shall not be construed to result in the satisfaction of the obligations of Old Line hereunder until paid, pursuant to this Agreement and Lender has received the full amount recoverable from Old Line as limited under the terms of Section 5(v).

               (ii) it is hereby agreed that the amount recoverable from Webb, under this Agreement (but not the scope or extent of the Costs or other liabilities and obligations guaranteed or indemnified under this Agreement) shall be limited to an amount equal to 25% of all liabilities, Costs and all other amounts, including 100% of the costs of collection, that are guaranteed by Webb under this Agreement or for which Lender is indemnified under this Agreement from time to time arising. Webb acknowledges that the foregoing limitation on recovery is applicable to each and every event or circumstance resulting in any liability or Cost to Lender and that the intent of Webb and Lender is to limit the amount of such recovery. Webb specifically acknowledges that the limitation set forth above is a limitation only upon the amount recoverable from Webb under this Agreement, and that such limitation does not and shall not be construed to result in the satisfaction of the obligations of Webb hereunder until paid, pursuant to this Agreement, and Lender has received the full amount recoverable from Webb as limited under the terms of this
                    Section 5(v).

               (iii) it is hereby agreed that the amount recoverable from
                    Lucente, under this Agreement (but not the cope or extent of the Costs or other liabilities and obligations guaranteed or indemnified under this Agreement) shall be limited to an amount equal to 25% of all liabilities, Costs and all other amounts, including 100% of the costs of collection, that are guaranteed by Lucente under this Agreement or for which Lender is indemnified under this Agreement from time to time arising. Lucente acknowledges that the foregoing limitation on recovery is applicable to each and every event or circumstance resulting in any liability or Cost to Lender and that the intent of Lucente and Lender is to limit the amount of such recovery. Lucente specifically acknowledges that the limitation set forth above is a limitation only upon the amount recoverable from Lucente under this Agreement, and that such limitation does not and shall not be construed to result in the satisfaction of the obligations of Lucente hereunder until paid, pursuant to this Agreement, and Lender has received the full amount recoverable from Lucente as limited under the terms of this
                    Section 5(v).

[NO FURTHER TEXT ON THIS PAGE]

     IN WITNESS WHEREOF, Indemnitor has executed this Indemnity Agreement as of the day and year first above written.

                                        INDEMNITORS:

                                        OLD LINE BANCSHARES, INC., a Maryland
                                        corporation


                                        By: /s/ James W. Cornelsen
                                            ------------------------------------
                                        Name: James W. Cornelsen
                                        Title: President


                                        J. WEBB, INC., a Maryland corporation


                                        By: /s/ Michael M. Webb
                                            ------------------------------------
                                        Name: Michael M. Webb
                                        Title: President


                                        LUCENTE ENTERPRISES, INC., a Maryland
                                        corporation


                                        By: /s/ Frank Lucente
                                            ------------------------------------
                                        Name: Frank Lucente, Jr.
                                        Title: President

                                    EXHIBIT A

                              PROPERTY DESCRIPTION

Parcel lettered "E", in Block numbered Thirty (30), in the Subdivision known as "Pointer Ridge at Belair Village", as per Plat thereof recorded among the Land Records of Prince George's County, Maryland, as recorded in Plat Book WWW 78, at Plat 37. Being in the 7th Election District of said county.